Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE	CONTACT: Alison Griffin
October 10, 2022	(804) 217-5897

DYNEX CAPITAL, INC. DECLARES OCTOBER COMMON STOCK DIVIDEND AND ANNOUNCES CERTAIN PRELIMINARY FINANCIAL RESULTS

GLEN ALLEN, Va.--Dynex Capital, Inc. (NYSE: DX) ("Dynex" or the "Company") announced today that the Company's Board of Directors declared a cash dividend of $0.13 per common share for October 2022. The dividend is payable on November 1, 2022 to shareholders of record on October 21, 2022. The Company also announced certain preliminary information about its financial condition as of September 30, 2022.
"Dynex is continuing our policy of transparency and sharing our views of the macroeconomic environment during these volatile times," said Byron L. Boston, Chief Executive Officer and Co-Chief Investment Officer. "We have maintained our disciplined approach to managing our portfolio and over the last several years we have built a more liquid balance sheet and larger capital base to weather market volatility. Our portfolio continues to consist primarily of the most liquid assets in the Agency MBS space, which are readily financeable in the repo markets." Mr. Boston continued, "We estimate our book value as of September 30, 2022 to be in the range of $14.15 to $14.45 per common share, a decline from $16.79 as of June 30, 2022 primarily related to market spread widening. We have liquidity, experience, and a disciplined approach to be opportunistic investors in this evolving and complex market." Mr. Boston concluded, "We look forward to providing further details and a market update during our earnings call on October 24, 2022.”
The Company has not yet completed its quarterly financial close process for the three months ended September 30, 2022. This press release does not present all necessary information for a complete understanding of Dynex's financial condition and results of operations as of and for the three months ended September 30, 2022. As Dynex completes its financial close process, it is possible that the Company may identify items that require adjustments to the preliminary financial results set forth above, and those adjustments could be material. The Company intends to release more complete financial results for the third quarter in its earnings call on October 24, 2022. Until that time, the preliminary financial results described in this release are estimates and remain subject to change pending completion of the Company's quarterly financial close process.

Forward Looking Statements
This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “plan,” "may," "could," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Forward-looking statements in this release, including statements made in Mr. Boston's quotes, may include, without limitation, statements regarding the Company's financial performance in future periods, future interest rates, future market credit spreads, management's views on expected characteristics of future investment and macroeconomic environments, central bank strategies prepayment rates and investment risks, future investment strategies, future leverage levels and financing strategies, the use of specific financing and hedging instruments and the future impacts of these strategies, future actions by the Federal Reserve, and the expected performance of the Company's investments. The Company's actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements as a result of unforeseen external factors. These factors may include, but are not limited to, volatility and disruption in national and international financial markets; adverse effects of the ongoing novel coronavirus (COVID-19) pandemic and any governmental or societal responses thereto, or other unusual and infrequently occurring events; ability to find suitable investment opportunities; changes in economic conditions, including an increased rate of inflation; changes in interest rates and interest rate spreads, including the repricing of interest-earning assets and interest-bearing liabilities; the Company’s investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the impact on markets and asset prices from changes in the Federal Reserve’s policies regarding purchases of Agency residential and Agency commercial mortgage-backed securities and U.S. Treasuries; actual or anticipated changes in Federal Reserve monetary policy or the monetary policy of other central banks; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies including in particular China, Japan, the European Union, and the United Kingdom; uncertainty concerning the long-term fiscal health and stability of the United States; the cost and availability of financing, including the future availability of financing due to changes to regulation of, and capital requirements imposed upon, financial institutions; the cost and availability of new equity capital; changes in the Company’s use of leverage; changes to the Company’s investment strategy, operating policies, dividend policy or asset allocations; the quality of performance of third-party servicer providers of the Company’s loans and loans underlying securities owned by the Company; the level of defaults by borrowers on loans the Company has securitized or otherwise is invested through its ownership of MBS; changes in the Company’s industry; increased competition; changes in government regulations affecting the Company’s business and/or status as a real estate investment trust; changes or volatility in the repurchase agreement financing markets and other credit markets; changes to the market for interest rate swaps and other derivative instruments, including changes to margin requirements on derivative instruments; uncertainty regarding continued government support of the U.S. financial system and U.S. housing and real estate markets or reform of the U.S. housing finance system, including the resolution of the conservatorship of Fannie Mae and Freddie Mac; the composition of the Federal Reserve; systems failures or cybersecurity incidents; catastrophes affecting global markets; and exposure to current and future claims and litigation. For additional information on risk factors that could affect the Company's forward-looking statements, see the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and other reports filed with and furnished to the Securities and Exchange Commission.
All forward-looking statements are qualified in their entirety by these and other cautionary statements that the Company makes from time to time in its filings with the Securities and Exchange Commission and other public communications. The Company cannot assure the reader that it will realize the results or developments the Company anticipates or, even if substantially realized, that they will result in the consequences or affect the Company or its operations in the way the Company expects. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances arising after the date on which they were made, except as otherwise required by law. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company.

About Dynex Capital, Inc.
Dynex Capital, Inc. is a financial services company committed to ethical stewardship of stakeholders' capital; employing comprehensive risk management and disciplined capital allocation to generate dividend income and long-term total returns through the diversified financing of real estate assets in the United States. Dynex operates as a REIT and is internally managed to maximize stakeholder alignment. Additional information about Dynex Capital, Inc. is available at www.dynexcapital.com.

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